                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           _________________________


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                March 29, 1999



                            VASTAR RESOURCES, INC.
              (exact name of registrant as specified in charter)


    Delaware                     1-13108                  95-4446177
(State or other               (Commission              (IRS Employer
jurisdiction of                 File Number)             Identification No.)
Incorporation)


                  15375 Memorial Drive, Houston, Texas 77079
              (Address of Principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:   (281) 584-6000
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Item 5.   Other Events

Atlantic Richfield Company ("ARCO") has issued following press release:


"For Immediate Release:                                         March 28, 1999


LOS ANGELES -- ARCO (ARC) and BP Amoco (BPA) confirm that they are in discussions concerning a possible combination transaction.

No definitive agreement has been reached. No assurance can be given that an agreement will be reached.

Beyond this statement, no further comment will be made.

                                      ###

Contacts:  Media -- Linda Dozier (213)486-3384; Investors -- David DeSonier
(213)486-1811. "

ARCO owns 80,000,001 shares or 82.1% of Vastar Resources, Inc. Common Stock.

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                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, Vastar Resources, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         VASTAR RESOURCES, INC.
                                         (Registrant)



Dated:    March 29, 1999

                                         /s/ Joseph P. McCoy
                                         ------------------------------
                                         (signature)
                                         Joseph P. McCoy
                                         Vice President and Controller
                                         (Duly Authorized Officer and
                                         Principal Accounting Officer)

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